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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934









DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)            December 22, 1999
                                                -----------------------------

                         FIRSTCITY FINANCIAL CORPORATION
                         -------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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Delaware                            1-7614                                       76-0243729
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
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)             (IRS EMPLOYER IDENTIFICATION NO.)
OF INCORPORATION)

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6400 Imperial Drive, Waco, TX                                         76712
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                            (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE  (254) 751-1750


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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5. OTHER EVENTS

         On December 22, 1999, FirstCity Financial Corporation (the "Company") completed several transactions that enhance the Company's liquidity position through additional funding. The transactions are summarized below:

         Senior Working Capital Revolving Line of Credit

         The Company renewed and restructured its senior lending facility (the "Senior Facility"). The Senior Facility was renewed at a maximum available amount of $88 million. The restructured Senior Facility matures June 2001 and carries pricing of Libor plus 4% on the outstanding indebtedness thereunder. The Senior Facility provides for a facility fee of $500,000 if the loan is paid in full before March 1, 2000, $1.65 million if paid in full before September 30, 2000, or $2.5 million if paid thereafter. Defaults at Harbor Financial Group, Inc. and its subsidiaries do not constitute defaults under the Senior Facility. The Senior Facility also requires the consent of the lenders prior to payment of any common and preferred dividends. The Company will continue to evaluate its liquidity on a quarterly basis to determine when and if it is appropriate to obtain approval to pay the dividends in arrears on the Company's outstanding preferred stock. Currently, there are approximately 1.2 million shares of preferred stock outstanding with dividends currently in arrears of approximately $642,000.

         Subordinated Senior Notes

         The Company issued $25 million in senior subordinated notes maturing in December 2003. The notes bear interest at prime plus 3.75% in the first year and provide for an increase of 1/2% in the rate each year thereafter. The redemption price for the notes is equal to the principal amount of the notes plus any accrued interest through December 31, 1999. The redemption price increases by 1% of the principal amount on January 1, 2000 and each January 1 thereafter. In conjunction with this financing, the Company issued a warrant for the purchase 425,000 shares of the Company's common stock at $2.3125 per share (the closing price on December 21, 1999). The warrant for 250,000 shares of the Company's common stock which was previously issued to the revolving lender was cancelled in conjunction with this financing and the restructuring of the Senior Facility. The Company also issued an option to the note holder allowing it to acquire an additional warrant to acquire 1,975,000 shares of the Company's non-voting common stock, which can be exercised after one year if the notes or any portion thereof remains outstanding, but not prior thereto. In the event that the notes are paid prior to the expiration of such one-year period through a transaction involving the issuance of warrants, the note holder is entitled to retain sufficient warrants to allow the note holder to acquire approximately 4.86% of the Company's common stock. The Company has until May 15, 2000 to take the necessary actions to authorize the issuance of the non-voting common stock covered by the option.


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

         Consumer Automobile Securitization

         FirstCity Funding, L.L.P., the Company's automobile finance business unit, completed a securitization of $100 million of face value of automobile receivables. The transaction was structured with $73.7 million in senior bonds, $9.3 million in junior bonds with the balance held by the Company in a residual interest. Additionally, the credit enhancement provider for the automobile warehouse facility has reestablished funding with a maximum available funding amount of $50 million. The Company continues to work with the credit enhancement provider on its automobile securitizations to continue extensions of the waivers and consents of trigger events occurring from the Company's failure to meet certain financial covenants resulting from losses in the Company's discontinued mortgage operations.

         Certain statements in this report, including, but not limited to, statements relating to the Company's strategic objectives and future performance, which are not historical fact, may be deemed to be forward-looking statements under the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, performance or achievements, and may contain the words "expect", "intend", "plan", "estimate", "believe", "will be", "will continue", "will likely result", and similar expressions. Such statements inherently are subject to a variety of risks and uncertainties that could cause actual results to differ materially from those projected. There are many important factors that could cause the Company's actual results to differ materially from those indicated in the forward-looking statements. Such factors include, but are not limited to, uncertainties of any litigation that might arise in a bankruptcy proceeding; the impact of certain covenants in loan agreements of the Company and its subsidiaries; the continued availability of the Company's credit facilities; the performance of the Company's subsidiaries and affiliates; factors more fully discussed and identified under Item 7, Management's Discussion and Analysis of Financial Condition and Results of Operations, risk factors and other risks identified in the Company's current Annual Report on Form 10-K, filed March 31, 1999, and other Securities and Exchange Commission filings. Many of these factors are beyond the Company's control. In addition, it should be noted that past financial and operational performance of the Company is not necessarily indicative of future financial and operational performance. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements. The forward-looking statements in this report speak only as of the date of this report. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in the Company's expectations with regard thereto or any change in events, conditions or circumstances on which any forward-looking statement is based.

ITEM 7. EXHIBITS

Exhibit number    Description
--------------    -----------

         10.1 Amended and Restated Loan Agreement, dated December 20, 1999, by and among FirstCity Financial Corporation, as Borrower, and the Lenders named therein, as Lenders, and Bank of Scotland, as Agent.

         10.2 Subordinated Secured Senior Note Purchase Agreement, dated December 20, 1999, between FirstCity Financial Corporation, as Issuer, and IFA Corporation, as Purchaser.


                                       3
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         FIRSTCITY FINANCIAL CORPORATION



                         By: /s/ Gary H. Miller
                             -------------------------------------------------
                             Gary H. Miller
                             Senior Vice President and Chief Financial Officer
Date:  December 27, 1999





                                       4
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                                  EXHIBIT INDEX




Exhibit number    Description
--------------    -----------

         10.1 Amended and Restated Loan Agreement, dated December 20, 1999, by and among FirstCity Financial Corporation, as Borrower, and the Lenders named therein, as Lenders, and Bank of Scotland, as Agent.

         10.2 Subordinated Secured Senior Note Purchase Agreement, dated December 20, 1999, between FirstCity Financial Corporation, as Issuer, and IFA Corporation, as Purchaser.